Related Party Information	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related Party Information

Note 21: Related Party Information

CNH Industrial’s related parties are primarily Exor S.p.A. and the companies belonging to the Exor group of companies, including Fiat Group. As of December 31, 2013, Exor S.p.A. held 40.22% of CNH Industrial’s voting power and had the ability to significantly influence the decisions submitted to a vote of CNH Industrial’s shareholders, including approval of annual dividends, the election and removal of directors, mergers or other business combinations, the acquisition or disposition of assets and issuances of equity and the incurrence of indebtedness. In addition, CNH Industrial engages in transactions with its unconsolidated subsidiaries and affiliates, over which CNH Industrial has significant influence or joint control.

For material related party transactions involving the purchase of goods and services, CNH Industrial generally solicits and evaluates bid proposals prior to entering into any such transactions. The Company’s Audit Committee conducts a review to determine that all related party transactions are on what the Committee believes to be arm’s-length terms.

Transactions with the Fiat Group and Exor

In connection with the Demerger, Fiat and Fiat Industrial entered into a Master Services Agreement (“MSA”) which sets forth the primary terms and conditions pursuant to which the various service provider subsidiaries of such entities provide services (such as purchasing, tax, accounting and other back office services, security and training) to the various service receiving subsidiaries. As structured, the applicable service provider and service receiver subsidiaries become parties to the MSA through the execution of an Opt-In letter which may contain additional terms and conditions. Pursuant to the MSA, service receivers are required to pay to service providers the actual cost of the services plus a negotiated margin. In 2011, various entities of CNH Industrial approved the MSA and the applicable related Opt-In letters. Subsidiaries of the Fiat Group provide CNH Industrial with administrative services such as accounting, cash management, maintenance of plant and equipment, security, research and development, information systems and training under the terms and conditions of the MSA and the applicable Opt-in Letters.

On October 20, 2011, CNH Global pre-merger acquired Fiat Switzerland SA from Fiat for $19 million. As the purchase price approximated the equity of the acquired company, this transaction did not significantly impact the Company’s financial position.

During 2012, CNH America LLC (now known as CNH Industrial America LLC) pre-merger entered into an aircraft operating lease agreement with Chrysler Group LLC in which CNH Industrial America LLC leases an aircraft to Chrysler Group LLC with an initial term of two years and annual rent of approximately $1.3 million.

During 2012, Fiat India Private Limited (“FIPL”) lost its Indian Supreme Court case regarding the proper amount of excise duty imposed on the valuation of motor vehicles for the period April 1998 through June 2001. As the successor company of the amalgamation, New Holland Fiat (India) Pvt. Ltd. (“NHFIPL”) is liable for the payment of the $59 million excise duty. Although the Indian Supreme Court did not rule on interest, the Indian Excise Department has demanded interest, which was not quantified in the demand letter (but which could aggregate to as much as approximately $128 million). Since this liability pertains to the period prior to the amalgamation, the indemnification clause in the Merger Agreement signed on February 22, 2008 requires Fiat Group Automobiles S.p.A. (“FGA”) to fully reimburse CNH Asian Holdings (or NHFIPL) for this excise duty and any interest related thereto. The Company had recorded the excise duty accrual and related indemnification receivable from FGA within other liabilities and other assets, respectively. The interest would also be indemnified by FGA and, therefore, would not have any net impact to the consolidated statements of operations or cash flows for the Company. As of December 31, 2012 the remaining balance of both excise duty accrual and related indemnification receivable from FGA amounted to $45 million. The accrual and receivable were settled in 2013.

Additionally, CNH Industrial sells engines and light commercial vehicles to, and purchases engine blocks and other components from, the Fiat Group subsidiaries.

These transactions with the Fiat Group are reflected on our consolidated statements of operations as follows:

	2013	2012	2011
	(in millions)
Net sales	$904	$818	$1,159

Cost of goods sold	$631	$561	$578

Selling, general and administrative expenses	$275	$278	$306

	12/31/2013	12/31/2012
	(in millions)
Trade receivables	$36	$73

Trade payables	$178	$179

Exor is a major investment holding company in Europe. Among other things, Exor manages a portfolio that includes investments in Fiat and Cushman & Wakefield, Inc. CNH Industrial purchases real estate services from Cushman & Wakefield. The related transaction amounts were insignificant for the years ended December 31, 2013, 2012 and 2011.

Transactions with the unconsolidated subsidiaries and affiliates

CNH Industrial sells commercial vehicles, agricultural equipment, and construction equipment, and provides technical services to unconsolidated subsidiaries and affiliates such as Iveco Oto Melara Societa consortile, CNH de Mexico SA de CV, Turk Traktor re Ziraat Makineteri A.S. and New Holland HFT Japan Inc. CNH Industrial also purchases equipment from unconsolidated subsidiaries and affiliates, such as Turk Traktor re Ziraat Makineteri A.S. These transactions primarily affected revenues, finance and interest income, cost of goods sold, trade receivables and payables and are presented as follows:

	2013	2012	2011
	(in millions)
Net sales	$718	$747	$1,010

Cost of goods sold	$505	$653	$539

	12/31/2013	12/31/2012
	(in millions)
Trade receivables	$83	$120

Trade payables	$162	$149

At December 31, 2013 and 2012, CNH Industrial had pledged guarantees on commitments of the joint venture Iveco—Oto Melara Società consortile for an amount of $272 million and $284 million, respectively.

Transactions with other related parties

For the years ended December 31, 2013, 2012 and 2011, the Company’s cost of goods sold includes $25 million, $46 million and $56 million, respectively, related to purchases of components from the Brembo Group which is controlled by Alberto Bombassei, a member of the Fiat Industrial Board of Directors until September 30, 2013.